                              ENDORSEMENT NO. 1 TO
                      FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.

TRUST: The Trust Fund Held by the Trustee under the Pooling and Servicing Agreement, dated as of December 1, 2000, among CHEC Funding, LLC, as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, CHEC Conduit Funding, LLC, as Conduit Seller, and Bank One, National Association, as Trustee.

CERTIFICATES:          $400,000,000 Original Principal Amount Centex Home Equity
                       Loan Trust 2000-D, Centex Home Equity Loan Asset-Backed
                       Certificates, Series 2000-D, Class A-1, Class A-2, Class
                       A-3, Class A-4, Class A-5, Class A-6 and Class A-7

POLICY NO.:.           51017-N

DATE OF ISSUANCE:      December 14, 2000

       1. DEFINITIONS. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

       "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in New York City, the State of Texas or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law, executive order or governmental decree to be closed.

       "GUARANTEED DISTRIBUTIONS" means, with respect to each Distribution Date, the distribution to be made to Holders (as defined in this Policy) in an aggregate amount equal to the sum of the Current Interest and the sum of the Collateralization Deficits with respect to each of the Group I and Group II Certificates (net of any payment of such Collateralization Deficits that would be made on such Distribution Date in the absence of a payment under this Policy) and, without duplication, on the Final Scheduled Distribution Date for each Class of Certificates, the then outstanding Certificate Principal Balance of such Class of Certificates, in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority.

       "POLICY" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

Policy No.: 51017-N                          Date of Issuance: December 14, 2000

       "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement, dated as of December 1, 2000 among CHEC Funding, LLC as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, CHEC Conduit Funding, LLC, as Conduit Seller, and Bank One, National Association as Trustee, as amended from time to time with the consent of Financial Security.

       "RECEIPT" AND "RECEIVED" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

       "TERM OF THIS POLICY" means the period from and including the Date of Issuance to and including the latest of the date on which (i) the Certificate Principal Balance is zero, (ii) any period during which any payment on the Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and
(ii), a final and nonappealable order in resolution of each such proceeding has been entered.

       "TRUSTEE" means Bank One, National Association in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

       2. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF GUARANTEED DISTRIBUTIONS. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the third Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trustee for deposit to the Certificate Account.

       Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided, however, that by acceptance of this Policy the Trustee agrees to provide to Financial Security, upon Financial Security's request to the Trustee, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay hereunder any amount in respect of Guaranteed Distributions on an accelerated basis at any time or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from and after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the

Policy No.: 51017-N                          Date of Issuance: December 14, 2000


extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

       3. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF GUARANTEED DISTRIBUTIONS AVOIDED AS PREFERENCE PAYMENTS. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Certificates during the Term Of This Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Sections 12.02(d) and 12.03 of the Pooling and Servicing Agreement.

       4. GOVERNING LAW. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

       5. FISCAL AGENT. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

Policy No.: 51017-N                          Date of Issuance: December 14, 2000


       6. WAIVER OF DEFENSES. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, set off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

       7. NOTICES. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                   Financial Security Assurance Inc.
                   350 Park Avenue
                   New York, New York 10022
                   Attention: Managing Director - Transaction Oversight
                   Re: Centex Home Equity Loan Trust 2000-D
                   Policy No.: 51017-N
                   Telecopy No.: (212) 339-3518
                   Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

       8. PRIORITIES. In the event any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

       9. EXCLUSIONS FROM INSURANCE GUARANTY FUNDS. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to
Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

       10. SURRENDER OF POLICY. The Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.

       IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                  FINANCIAL SECURITY ASSURANCE INC.


                                  By /s/ Robert P. Cochran
                                    ---------------------------------------
                                              Authorized Officer

Policy No.: 51017-N                          Date of Issuance: December 14, 2000


                                                                       Exhibit A
                                                                To Endorsement 1


                        NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

       Re: Centex Home Equity Loan Trust 2000-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2000-D, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7

       The undersigned, a duly authorized officer of Bank One, National Association (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51017-N dated December 14, 2000 (the "Policy") issued by Financial Security in respect of the Centex Home Equity Loan Trust 2000-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2000-D, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 (the "Certificates"), that:

             (i) The Trustee is the Trustee for the Holders under the Pooling and Servicing Agreement for the Holders.

             (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement on [insert applicable Distribution Date] (the "Distribution Date") will be $___________ (the "Shortfall") less than the Current Interest with respect to the Distribution Date ($____________); the sum of the Collateralization Deficits with respect to Group I and Group II is __________[; the Distribution Date is the Final Scheduled Distribution Date for the Class __ Certificates and the Shortfall in available principal to reduce the Certificate Principal Balance of such Class[es] to zero is $_________ (the "Final Principal Amount")].

             (iii) The Trustee is making a claim under the Policy for the sum of (a) the Shortfall and (b) the Collateralization Deficit [and (c) the Final Principal Amount] with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

             (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose;
       (c) not commingle such funds with other funds held by the Trustee; and
       (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered or presented

Policy No.: 51017-N                          Date of Issuance: December 14, 2000


       for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

             (v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

             (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Certificates is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Certificates (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

             (vii) Payments should be made by wire transfer directed to [SPECIFY POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

             Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

Policy No.: 51017-N                          Date of Issuance: December 14, 2000


       IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____ day of _______, _________.

                                     BANK ONE, NATIONAL ASSOCIATION, as
                                     Trustee


                                     By:
                                        --------------------------------------
                                     Title:
                                           -----------------------------------


--------------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only


Wire transfer sent on ____________ by __________________________________________
Confirmation Number ____________________________________________________________

                                                              FINANCIAL GUARANTY
                                                                INSURANCE POLICY


Trust: As described in Endorsement No. 1                     Policy No.: 51017-N
Certificates: $400,000,000 (Approximate) Original   Date of Issuance: 12/14/2000
              Principal Amount Centex Home Equity
              Trust 2000-D, Centex Home Equity
              Loan Asset-Backed Certificates,
              Series 2000-D, Class A-1, Class A-2,
              Class A-3, Class A-4, Class A-5,
              Class A-6 and Class A-7

       FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

       For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

       Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

       Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

       Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

       This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

       In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                       FINANCIAL SECURITY ASSURANCE INC.



                                       By /s/ Robert P. Cochran
                                         ---------------------------------------
                                                    AUTHORIZED OFFICER


A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                        (212) 826-1000

Form 101NY (5/89)